ALPINE INNOVATORS FUND

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED FEBRUARY 28, 2014
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED FEBRUARY 28, 2014

Until March 31, 2014, the Alpine Innovators Fund (the “Fund”) follows the following principal investment strategies and has the principal investment risks listed below.

Principal Investment Strategies

Under normal circumstances, the Innovators Fund primarily invests its net assets in the equity securities of U.S. and foreign companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. Such equity securities will primarily include common stocks listed on public exchanges, but may include securities acquired through direct investments or private placements.

The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Fund does not have a policy to concentrate its investments in securities of issuers in any particular industry, but rather the Adviser seeks to identify investment opportunities in securities of entrepreneurial businesses that it believes are undervalued and well positioned to benefit from opportunities in the global economy. Factors that the Adviser considers include, but are not limited to, demonstrated technological leadership, new disruptive technologies, introduction of new and better products, innovative business models, potential for merger or acquisition and potential to benefit from deregulation or consolidation events. The Adviser considers “disruptive technologies” to be of a kind to alter a company’s methods of production, or to modify existing processes, and which serve to create new techniques for delivering value to customers.

The Fund may invest in innovative companies with any market capitalization, however, innovative stocks tend to be companies with smaller market capitalizations.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

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Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

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Innovators Risk — The Adviser seeks to invest in the securities of companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. No assurance can be made that these perceived innovations will occur, or, if they do, that they will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

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Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Innovative companies may lack profitability which in turn may result in the lack of innovative support.

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Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Until March 31, 2014, the Fund’s portfolio managers are as follows:

Portfolio Managers

Mr. Stephen A. Lieber, Portfolio Manager of the Adviser, and Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Please retain this Supplement for future reference.